Engaging the Largest & Wealthiest Demographic: America’s 70 Million Grandparents January 2013

FORWARD - LOOKING STATEMENTS Certain statements contained herein, including, without limitation, statements containing the words “believes,” “intends” and other words of similar import, constitute “forward - looking statements . ” Such statements involve risks and uncertainties that could cause actual results to differ materially from projected results . Accordingly, investors should not place undue reliance on forward - looking statements as a prediction of actual results . The forward - looking statements may include projections and estimates, the timing and success of specific projects and our future operating results and financial condition . When we use the words "will," "believe," "intend,“ "expect," "may," "should," "anticipate," "could," "estimate," "plan," "predict," "project," or their negatives, or other similar expressions, the statements which include those words are usually forward - looking statements . When we describe strategy that involves risks or uncertainties, we are making forward - looking statements . The forward - looking statements in this presentation, if any, speak only as of the date of this presentation ; we disclaim any obligation to update these statements . We have based these forward - looking statements on our current expectations and assumptions about future events . While our management considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond our control . Neither the delivery of this presentation nor any further discussions by the Company or its representatives with any of the recipients shall, under any circumstances, create any implication that there has been no change in the affairs of the Company since such date . This document contains confidential and proprietary information . Unauthorized possession, use or disclosure of the enclosed information is strictly prohibited and will be prosecuted under all applicable state and federal laws .

Being connected is at the heart of being a grandparent — connected to grandkids, family and friends, community and beyond. Our mission at Grandparents.com is to give today's grandparents — who are like no other grandparents in history — ideas and opportunities to connect to what's important to them. As the Ultimate Resource for Grandparents™, we strengthen the ties between family members, promote well - being and give timely information and expert advice on what really matters to them, from family and relationships, to health, money , entertainment , leisure, travel and retirement. Through our thriving communities on - site, on Facebook and other social media, we encourage grandparents to share with each other and the world beyond. More than anything, at Grandparents.com, we celebrate what it means to be a grandparent today — engaged, vibrant, ageless. OUR MISSION

BRAND-BUILDING BEGAN IN 2012

WEBSITE | WE ARE THE # 2 WEBSITE IN THE U.S.

For sites serving the 100+ million, age 50 + market of grandparents, boomers and seniors. We also have content agreements with Amazon, AOL, Huffington Post, others.

MEMBERSHIP GROWTH| WE ARE ONE OF THE FASTEST GROWING WEBSITES ON THE INTERNET

500% growth in membership to nearly 2 million in 2012.
Projecting 10 million members in 2015 and 20 million in 2018.

FACEBOOK ENGAGEMENT| WE ARE RANKED # 8 BY TRACK SOCIAL ON THE "TOP TEN MOST SHARED BRANDS ON FACEBOOK"

Alongside established brands like Disney, ABC, BMW, Red Bull, National Geographic, NPR, FOX News, Huffington Post.
We also have one of the highest Facebook *Engagement Ratios*.

GRAND SOCIAL NETWORK | GRAND SOCIAL PhotoVideogramApp

We are launching a competitor to Facebook's photo sharing *Instagram* and Google's new video sharing *YouTube Capture*. Our GRAND SOCIAL™ PhotoVideogram™ App will include video and photo sharing, initially for the iPhone.

grandparents.com
it's great to be grand

DEVELOPMENT STAGE COMPANY WITH NEARLY 2 MILLION MEMBERS WE BECAME A PUBLIC COMPANY IN FEBRUARY 2012 | Symbol GPCM Integrated Advertising & Sponsorships E - Commerce Grand Card™ Insurance & Financial Services Health, auto, home, life, long - term care insurance, with Fortune 500 companies. Retirement planning, investments, annuities, mutual funds, mortgages, credit cards, with the top banking and financial services companies in the country. Curating “Grand Deals” for the best products and services for our members, along with our travel service partnerships. “Instant Cash Rebates” on pharmaceutical products and consumer goods and services delivered to a member’s Grand Card, a VISA debit card issued by Chase Bank, in joint venture with a U.S. subsidiary of a major French public company, Cegedim S.A. On - and off - site advertising opportunities with partners, supported by research, insights, social media and our Grandparents.com Recommended® Award. FOCUSED ON 4 REVENUE SOURCES OUR BUSINESS As a social media and marketing engine, Grandparents.com delivers a seamless consumer experience across digital platforms and products

Starr International & Grandparents.com Strategic Alliance Agreement ABOUT THE STRATEGIC ALLIANCE Starr International and Grandparents.com have entered into a strategic alliance, led by Maurice ‘Hank’ Greenberg. Starr International will provide consulting services and develop strategic business and investment relationships for Grandparents.com, with Mr . Greenberg and senior members of his management team exploring and capitalizing on insurance opportunities. Mr. Greenberg and his team will assist Grandparents.com to: ● Negotiate favorable agreements with insurance carriers ● Design new insurance products for the age 50+ demographic in the U.S ● Develop a comprehensive business plan, along with advising on financial and management issues ABOUT MAURICE ‘HANK’ GREENBERG Mr . Maurice R. Greenberg is Chairman and CEO of C. V. Starr and Co., Inc., a leading insurance and investment organization with a presence on five continents through its operating insurance companies. Mr . Greenberg retired as Chairman and CEO of American International Group, Inc. (AIG) in March 2005, after serving four decades as AIG’s Chief Executive Officer from 1967 until March 2005. Under his leadership AIG became the largest global insurance and financial services company in the world and generated unprecedented value for AIG shareholders. During the nearly 40 years of his leadership, AIG’s market value grew from $300 million to $l80 billion. Maurice “Hank” Greenberg

Priceline Partnership Agreement Priceline Partner Network, a division of Priceline, will power the latest addition to the company’s website — Grandparents.com Travel. Grandparents.com Travel will feature a complete collection of Priceline Partner Network domestic and international travel services, including booking: • Hotel rooms from 245,000 hotels around the world, including access to Priceline's extensive database of hotel freebies • Car rental reservations worldwide • Airline ticketing • M oney - saving air & hotel vacation packages Introducing Grandparents.com Travel

A SOCIAL MEDIA AND MARKETING COMPANY FOR AMERICA’S GRANDPARENTS We build trust and connectivity with engaging, inter - generational content. Grandparents initially come to our website for topics relating to their grandchildren. — A nd then stay for themselves : We have a lifestyle focus for our audience - From travel, food, beauty and fashion, to anti - aging, health, wellbeing and financial stability. Our ultimate goal is to be recognized as – The Trusted Resource for Grandparents™ Our Renowned Spokespersons: Larry King and Dr. Deepak Chopra Dr. Deepak Chopra Larry King with Co - CEOs Steve Leber and Joe Bernstein

A MASSIVE, UNDER-SERVED MARKET WITH UNIQUE, UNPRECEDENTED POTENTIAL



WHY GRANDPARENTS?

70 Million Today –Growing to 80 Million by 2020 *

Grandparenthood is a welcome and totally embraced life-stage.

Grandparents are one of the largest consumer groups(1-in-3 adults by 2020).*

Grandparents control nearly 50% of the economy.*

Grandparents are fast-growing on the web, mobile, and social networking

Grandparents are motivated by passions and focused on lifestyle, not age.

Source: The MetLife Report on American Grandparents, "Insights for a New Generation of Grandparents," July 2011

grandparents.com
it's great to be grand

HERE’S WHAT WE’VE ACHIEVED ALREADY Membership Growing Exponentially: Grew 500% from 392,701 to nearly 2 million at the end of 2012 ; Our Target: 10 million in 3 years; 18 million in 2018 10 392,701 460,279 544,038 764,535 1,060,000 1,204,024 1,433,353 1,684,276 1,791,051 1,950,000 200,000 500,000 800,000 1,100,000 1,400,000 1,700,000 2,000,000 Mar-12 Apr-12 May-12 Jun-12 Jul-12 Aug-12 Sep-12 Oct-12 Nov-12 Dec-12 Grandparents.com Membership

11 Facebook Engagement 2,914 3,139 13,807 5,218 6,420 54,639 106,880 103,841 151,832 184,500 248,055 27,931 31,560 32,564 33,324 34,761 36,673 40,172 44,808 54,305 67,000 71,230 0 50,000 100,000 150,000 200,000 250,000 Mar-12 Apr-12 May-12 Jun-12 Jul-12 Aug-12 Sep-12 Oct-12 Nov-12 Dec-12 Jan-13 Likes Talking about us Unbelievable Engagement on Facebook: Grandparents.com has an unparalleled 300%+ engagement rate: Likes vs. “People Talking About This” It’s the inverse of most brands who see 5%, 10% or, if wildly successful, 25% of their Likes posting, sharing, or commenting. Grandparents.com’s “Super Fans” reflect the extraordinary power of the brand.

MANAGEMENT TEAM

Steven Leber, CHAIRMAN & CO-CEO

Entertainment Industry Leader for 40 years

Launched career with William Morris Agency

- Established the Agency's music division, representing acts including the Rolling Stones, Diana Ross, the Jackson Five, the Beach Boys, Bill Cosby, et al
- Became youngest member of WMAs Board of Directors

Left William Morris to found independent music mgmt. company, Contemporary Communications Company (CCC)

- Managed acts including Aerosmith, AC/DC, the Scorpions, Michael Bolton, Joan Jett, Ted Nugent, Parliament Funkadelic, Cameo, et al, taking them from bar bands to superstar brands
- Of the Recording Industry Association of America's list of Top 100 Albums of the 20th Century, thirteen were produced by or with Leber-Krebs (Steve Leber and his CCC partner, David Krebs), including AC/DC's Back in Black, the second-highest selling album of all time, and Aerosmith's top performing album, Toys in the Attic

Innovative Live Productions

Concert for Bangladesh – (at request of George Harrison) – first aid concert of its kind; Beatlemania– highest-grossing show of its time, considered by many to be first juke-box musical; Jesus Christ Superstar – first musical to be staged in arenas; Moscow Circus North American Tour – a cultural first that broke box office records in North America; Teenage Mutant Ninja Turtles Coming Out of their Shells Tour – employed a groundbreaking sponsorship strategy (with Pizza Hut) that insured the show was paid for before it left Radio City Music Hall; TexxasJam Music Series – paved the way for modern music festivals such as Lollapalooza and Bonnaroo; ABC ProSkate – a highlight on Wide World of Sports for 5 years

Internet

Chairman, Music Vision, LLC, Created/Managed Websites for 100+ Top Artists, Chairman & CEO, The Pet Channel, Inc., a Web-Based Firm Targeting Pet Industry

grandparents.com it's great to be grand

MANAGEMENT TEAM Joseph Bernstein , DIRECTOR, CO - CEO, CFO $1 Billion+ in NY Real Estate Projects 40 Wall Street, 70 - story Tower Herald Center, 1 Herald Square Aquaria Entertainment City, Gulf of Eilat Mt. Arbel Golf Resort & Club, Sea of Galilee The Crown Building, 730 5 th Avenue at 57th Street Americas Tower, 1177 Avenue of the Americas Monticello Raceway & Casino, Empire Resorts, Inc. Randolph Tower, Chicago Lintas House, London Education L.L.M. Taxation, NYU, 1975 Juris Doctor, UC Davis, 1974 M.B.A . Finance, UCLA, 1971 B.S. Agricultural Business Management, UC Davis, 1970 B.A. Economics, UC Davis, 1970

MANAGEMENT TEAM

Jeffrey Mahl, PRESIDENT

Jeffrey Mahl joined Grandparents.com in 2010, after two decades in the Internet business. As Sr. VP at ESPN, Inc., he was responsible for building $200 million in sales revenue to over $1 billion in just a few years. He also led advertising sales, media sales, media research, event marketing and promotion for ESPN, ESPN2, ESPN Classic, ESPNews, E.R.T., and ESPN Internet Ventures (ESPN.com, NASCAR.COM, NFL.COM, NBA.COM). Mr. Mahl previously held senior management positions at AskJeeves, Gemstar-TV Guide and OCC Sports. He received his B.A. in Economics from Northeastern University in Boston.

Ellen Breslau, SR. VP & EDITOR-IN-CHIEF

Ms. Breslau joined Grandparents.com in 2012. She was previously Executive Editor and Senior Manager at Woman's Day, one of the nation's largest magazines, published by the Hearst Corporation. In her role at Woman's Day, Ms. Breslau led the editorial direction of the magazine and oversaw the editorial team integration of womansday.com. Prior to Woman's Day, she was Founding Editor and Editor-in-Chief of For Me, a lifestyle magazine geared towards younger women. Additional editorial roles have included: Features Editor at Woman's Day, Senior Editor for Design Times and eight years at Glamour Magazine. Ms. Breslau is charged with redeveloping the Grandparents.com's website, expanding the editorial vision, integrating celebrity and expert voices, and creating the content strategy beyond the site through the web and beyond, as well as building partnerships and alliances with like-minded brands. Ms. Breslau graduated from Northwestern University with a B.S. in Journalism.

grand parents.com it's great to be grand

MANAGEMENT TEAM Joe Rutledge , CHIEF MARKETING STRATEGIST Joe Rutledge has been recognized as one of America’s most innovative and accomplished Marketing and Media executives by the Wall Street Journal , A dvertising Age , and others. After serving as a Congressional Chief of Staff and legislative strategist early in his career, Rutledge moved to the private sector where he achieved success serving as a Chief Marketing Officer, Chief Communications Officer, and Executive Officer for corporations including NBC, General Mills, and Walker Digital (parent company of Priceline.com ). Rutledge holds a bachelor's degree from Hampshire College, and a Master's degree from Harvard University, which named him Lucius Littauer Fellow for his interdisciplinary work at the John F. Kennedy School of Government and Harvard Business School. Deborah Burns , DIRECTOR OF INNOVATION AND BRAND STRATEGIES Deborah Burns is a strategic global marketing, sales and brand development leader. Focusing on the two pillars critical to all companies in transforming times -- Corporate Innovation and Business Development -- she guides Grandparents.com across publishing, digital, broadcast, and cause - related worlds to new revenue growth . As HFM’s Chief Innovation Officer, Ms. Burns was equal parts intrapreneur and entrepreneur, charged with transforming the company internally to poise it for the new digital future, while creating new businesses and business models externally through strategic partnerships. As the Luxury Design Group Chief Brand Officer, Ms. Burns oversaw all aspects of ELLE Décor and Metropolitan Home. Other HFM roles included VP Publisher, ELLEgirl ; VP Global Sales of HFM’s international advertising subsidiary; along with integrated marketing, custom media, database, circulation and CRM positions. Areas of expertise include fashion, design, interiors, retail, licensing, luxury (and mass) marketplace, digital, editorial/content, marketing, sales .

MANAGEMENT TEAM Laurie Meadoff , Director of Volunteer and Non Profit Initiatives Laurie Meadoff heads up Grandcorp , media PSA and celebrity engagement. As CEO of actress Fran Drescher's Cancer Schmancer , a hybrid education and advocacy organization focused on the prevention and early detection of women’s cancers, Laurie successfully launched partnerships with Humana for the Trash Cancer Initiative, which teaches consumers about wellness and healthy living. Previouslys , as Co - Founder and CEO of Chat Ventures, Laurie had a long history of executive producing programming for Nickelodeon, Disney Channel, ABC, HBO Family, MTV and VH1. In 2001, she received a Rockefeller Fellowship and began to create the innovative television/web program, Chat the Planet – a conduit of conversation with diverse groups of young people around the globe via satellite. She produced the critically - acclaimed web series "Hometown Baghdad," which reached millions of online viewers. Laurie is also the Founder of The CityKids Foundation, known for its artistic and leadership programming.Laurie has consulted for Goldie Hawn and also consults for Gramercy Ventures finding innovated new tech companies for investors . David Kikumoto , CEO, GRANDPARENTS HEALTH PLANS David Kikumoto is CEO of Grandparents Health Plans. He is also Chairman of the Board of the nation's largest air medical carrier, Air Methods Corp. Mr . Kikumoto was formerly the President and Vice Chairman at Anthem Blue Cross and Blue Shield, Colorado and Nevada. Mr . Kikumoto also served as President & P CEO at Blue Cross and Blue Shield of Colorado, Nevada and New Mexico. He received his BS degree from the University of Utah – Accounting, pursued Graduate Studies at the University of Utah, Graduated from the Executive Development Program at the University of Chicago, and the National Association of Corporate Directors Training.

CONTACT INFORMATION Grandparents.com, Inc. 589 8th Avenue, 6th Floor New York, New York 10018 (646) 839 - 8800 www.grandparents.com